UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: October 21, 2016
(Date of earliest event reported)
AGILYSYS, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

425 Walnut Street, Suite 1800 Cincinnati, Ohio	45202

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (770) 810-7800

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On October 26, 2016, Agilysys, Inc. (the “Company”) announced that it has initiated a search for a successor Chief Executive Officer to lead the next stage of the Company's growth. James H. Dennedy will continue to serve as President and Chief Executive Officer until his replacement is appointed.

In addition, Janine K. Seebeck, the Company’s Senior Vice President, Chief Financial Officer and Treasurer, notified the Company on October 21, 2016, that she is resigning from her position effective November 18, 2016.

Tony Pritchett, the Company’s Senior Director of Operations, will serve as Interim Chief Financial Officer until the appointment of a permanent Chief Financial Officer. Mr. Pritchett, 35, is a certified public accountant who joined Agilysys in January 2012 as Divisional Controller of the Retail Solutions Group and has subsequently served as the Company’s Controller from August 2013 to March 2015 as well as in his current role as Senior Director of Operations since March 2015. Prior to joining the Company, he served as the controller of Cypress Communications from October 2011.

Item 7.01	Regulation FD Disclosure.
The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 26, 2016, the Company reaffirmed guidance for fiscal 2017 annual revenue. The reaffirmed guidance was included in a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein. The portions of Exhibit 99.1 dealing with earnings guidance are furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.
On October 26, 2016, the Company issued a press release announcing the management changes and employment agreement amendments described under Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein

Item 9.01	Financial Statements and Exhibits
(d)  Exhibits
The following item is furnished as an exhibit to this current report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued by Agilysys, Inc. dated October 26, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Kyle C. Badger
Kyle C. Badger
Senior Vice President, General Counsel and Secretary

Date: October 26, 2016

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Agilysys, Inc. dated October 26, 2016.